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                                                          Exhibit 99.B (g)(1)(i)

[ING FUNDS LOGO]

June 14, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust, ING Corporate Leaders Trust - Series A and ING Corporate Leaders Trust - Series B (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

     The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio, and (2) by the removal of ING Growth Opportunities Fund, ING Growth + Value Fund, ING VP Growth Opportunities Portfolio and ING VP Growth + Value Portfolio as these funds were recently merged into other funds.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                            Sincerely,

                                            /s/ Michael J. Roland

                                            Michael J. Roland
                                            Executive Vice President and
                                            Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
Name:  Edward G. McGann
       ----------------
Title: Vice President, Duly Authorized
       -------------------------------

337 E. Doubletree Ranch Rd.     Tel: 480-477-3000          ING Investments, LLC
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                                     EFFECTIVE DATE
----                                                                     --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                                   May 17, 2004
  ING Corporate Leaders Trust - Series B                                   May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                                     June 9, 2003
  ING Disciplined LargeCap Fund                                            June 9, 2003
  ING Equity and Bond Fund                                                 June 9, 2003
  ING Financial Services Fund                                              June 9, 2003
  ING LargeCap Growth Fund                                                 June 9, 2003
  ING LargeCap Value Fund                                                February 1, 2004
  ING MidCap Opportunities Fund                                            June 9, 2003
  ING MidCap Value Fund                                                    June 9, 2003
  ING Principal Protection Fund                                            June 2, 2003
  ING Principal Protection Fund II                                         June 2, 2003
  ING Principal Protection Fund III                                        June 2, 2003
  ING Principal Protection Fund IV                                         June 2, 2003
  ING Principal Protection Fund V                                          June 2, 2003
  ING Principal Protection Fund VI                                         June 2, 2003
  ING Principal Protection Fund VII                                        May 1, 2003
  ING Principal Protection Fund VIII                                     October 1, 2003
  ING Principal Protection Fund IX                                       February 2, 2004
  ING Principal Protection Fund X                                          May 3, 2004
  ING Principal Protection Fund XI                                       August 16, 2004
  ING Real Estate Fund                                                     June 9, 2003
  ING SmallCap Opportunities Fund                                          June 9, 2003
  ING SmallCap Value Fund                                                  June 9, 2003
  ING Tax Efficient Equity Fund                                            June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                           April 7, 2003
  ING GNMA Income Fund                                                    April 7, 2003
  ING High Yield Bond Fund                                                April 7, 2003
  ING High Yield Opportunity Fund                                         April 7, 2003
  ING Intermediate Bond Fund                                              April 7, 2003
  ING Lexington Money Market Trust                                        April 7, 2003
  ING Money Market Fund                                                   April 7, 2003
  ING National Tax-Exempt Bond Fund                                       April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                                 July 14, 2003
  ING GET Fund - Series G                                                 July 14, 2003

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
  ING GET Fund - Series H                                                 July 14, 2003
  ING GET Fund - Series I                                                 July 14, 2003
  ING GET Fund - Series J                                                 July 14, 2003
  ING GET Fund - Series K                                                 July 14, 2003
  ING GET Fund - Series L                                                 July 14, 2003
  ING GET Fund - Series M                                                 July 14, 2003
  ING GET Fund - Series N                                                 July 14, 2003
  ING GET Fund - Series P                                                 July 14, 2003
  ING GET Fund - Series Q                                                 July 14, 2003
  ING GET Fund - Series R                                                 July 14, 2003
  ING GET Fund - Series S                                                 July 14, 2003
  ING GET Fund - Series T                                                 July 14, 2003
  ING GET Fund - Series U                                                 July 14, 2003
  ING GET Fund - Series V                                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                        June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                                   January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                       January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                                  January 6, 2003
  ING American Funds Growth Portfolio                                   September 2, 2003
  ING American Funds Growth-Income Portfolio                            September 2, 2003
  ING American Funds International Portfolio                            September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                         January 13, 2003
  ING Capital Guardian Managed Global Portfolio                          January 13, 2003
  ING Capital Guardian Small Cap Portfolio                               January 13, 2003
  ING Developing World Portfolio                                         January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                         January 6, 2003
  ING Evergreen Health Sciences Portfolio                                  May 3, 2004
  ING Evergreen Omega Portfolio                                            May 3, 2004
  ING FMRSM Diversified Mid Cap Portfolio                                January 6, 2003
  ING Goldman Sachs Internet TollkeeperSM Portfolio                      January 6, 2003
  ING Hard Assets Portfolio                                              January 13, 2003
  ING International Portfolio                                            January 13, 2003
  ING Janus Special Equity Portfolio                                     January 13, 2003
  ING Jennison Equity Opportunities Portfolio                            January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                                January 13, 2003
  ING Julius Baer Foreign Portfolio                                      January 13, 2003
  ING Legg Mason Value Portfolio                                         January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                                May 1, 2004
  ING Lifestyle Growth Portfolio                                           May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                                  May 1, 2004
  ING Lifestyle Moderate Portfolio                                         May 1, 2004

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
  ING Limited Maturity Bond Portfolio                                    January 6, 2003
  ING Liquid Assets Portfolio                                            January 6, 2003
  ING Marsico Growth Portfolio                                           January 13, 2003
  ING Mercury Focus Value Portfolio                                      January 6, 2003
  ING Mercury Large Cap Growth Portfolio                                 January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                       January 13, 2003
  ING MFS Research Portfolio                                             January 13, 2003
  ING MFS Total Return Portfolio                                         January 13, 2003
  ING PIMCO Core Bond Portfolio                                          January 13, 2003
  ING PIMCO High Yield Portfolio                                        November 5, 2003
  ING Salomon Brothers All Cap Portfolio                                 January 6, 2003
  ING Salomon Brothers Investors Portfolio                               January 6, 2003
  ING Stock Index Portfolio                                             November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio                       January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                              January 13, 2003
  ING UBS U.S. Balanced Portfolio                                        January 6, 2003
  ING Van Kampen Equity Growth Portfolio                                 January 13, 2003
  ING Van Kampen Global Franchise Portfolio                              January 13, 2003
  ING Van Kampen Growth and Income Portfolio                             January 13, 2003
  ING Van Kampen Real Estate Portfolio                                   January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                          November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                           November 3, 2003
  ING Foreign Fund                                                         July 1, 2003
  ING Global Equity Dividend Fund                                       September 2, 2003
  ING Global Real Estate Fund                                           November 3, 2003
  ING International Fund                                                November 3, 2003
  ING International SmallCap Growth Fund                                November 3, 2003
  ING Precious Metals Fund                                              November 3, 2003
  ING Russia Fund                                                       November 3, 2003
  ING Worldwide Growth Fund                                             November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                                  June 2, 2003
  ING Aeltus Money Market Fund                                             June 2, 2003
  ING Balanced Fund                                                        June 2, 2003
  ING Bond Fund                                                            June 2, 2003
  ING Classic Principal Protection Fund I                                  June 2, 2003
  ING Classic Principal Protection Fund II                                 June 2, 2003
  ING Classic Principal Protection Fund III                                June 2, 2003
  ING Classic Principal Protection Fund IV                                 June 2, 2003
  ING Equity Income Fund                                                   June 9, 2003

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
ING SERIES FUND, INC. (CONT.)
  ING Global Science and Technology Fund                                   June 2, 2003
  ING Government Fund                                                      June 2, 2003
  ING Growth Fund                                                          June 9, 2003
  ING Index Plus LargeCap Fund                                             June 9, 2003
  ING Index Plus MidCap Fund                                               June 9, 2003
  ING Index Plus Protection Fund                                           June 2, 2003
  ING Index Plus SmallCap Fund                                             June 9, 2003
  ING International Growth Fund                                          November 3, 2003
  ING Small Company Fund                                                   June 9, 2003
  ING Strategic Allocation Balanced Fund                                   June 2, 2003
  ING Strategic Allocation Growth Fund                                     June 2, 2003
  ING Strategic Allocation Income Fund                                     June 2, 2003
  ING Value Opportunity Fund                                               June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                           July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                             July 7, 2003
  ING VP Strategic Allocation Income Portfolio                             July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                       July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                                  June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                                September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                                  March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                                  June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                                September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                                December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                                  March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                                   June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                                TBD
  ING GET U.S. Opportunity Portfolio - Series 2                                TBD
  ING VP Worldwide Growth Portfolio                                      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                           July 7, 2003
  ING VP Growth Portfolio                                                  July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                     July 7, 2003
  ING VP Index Plus MidCap Portfolio                                       July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                     July 7, 2003
  ING VP International Equity Portfolio                                  November 3, 2003
  ING VP Small Company Portfolio                                           July 7, 2003
  ING VP Value Opportunity Portfolio                                       July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                           October 6, 2003
  ING VP Disciplined LargeCap Portfolio                                  October 6, 2003
  ING VP Financial Services Portfolio                                      May 1, 2004
  ING VP High Yield Bond Portfolio                                       October 6, 2003
  ING VP International Value Portfolio                                   November 3, 2003
  ING VP LargeCap Growth Portfolio                                       October 6, 2003
  ING VP MagnaCap Portfolio                                              October 6, 2003
  ING VP MidCap Opportunities Portfolio                                  October 6, 2003
  ING VP Real Estate Portfolio                                             May 1, 2004
  ING VP SmallCap Opportunities Portfolio                                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                            July 7, 2003

ING VP BOND PORTFOLIO                                                      July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                       November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                              July 7, 2003

ING VP NATURAL RESOURCES TRUST                                           October 6, 2003

USLICO Series Fund
  The Asset Allocation Portfolio                                         October 6, 2003
  The Bond Portfolio                                                     October 6, 2003
  The Money Market Portfolio                                             October 6, 2003
  The Stock Portfolio                                                    October 6, 2003